Exhibit 99.1

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF INDIANA	[SEAL]
INDIANAPOLIS DIVISION

UNITED STATES OF AMERICA,	)
)
Plaintiff,	)
)
v.	)	Cause No.
)
REAL PROPERTY IN HAMILTON COUNTY,	)	1:09- CV-1460 DFH-DML
INDIANA, AT 14353 EAST 113th STREET,	)
FORTVILLE,	)
REAL PROPERTY IN HENRY COUNTY,	)
INDIANA, AT 301 SOUTH 1st STREET,	)
LEWISVILLE,	)	[COMPLAINT OF
REAL PROPERTY IN HENTRY COUNTY,	)	FORFEITURE IN REM]
INDIANA, AT 1326 BROAD STREET,	)
NEW CASTLE,	)
REAL PROPERTY IN LOS ANGELES COUNTY,	)
CALIFORNIA, AT 1227 SIERRA ALTA WAY,	)
LOS ANGELES,	)
WITH ANY APPURTENANCES,	)
ATTACHMENTS AND IMPROVEMENTS	)
TO ANY AND ALL REAL PROPERTY,	)
DEFENDANTS, and	)
All funds in First Merit Bank account number	)
50082345 in the name of Fair Finance, Co.,	)
All funds in First Merit Bank account number	)
5305000249 in the name of Fair Holding, Inc.,	)
All funds in JP Morgan Chase Bank	)
account number 634924559 in the name of	)
DC Investments, Inc.,	)
All funds in JP Morgan Chase Bank	)
account number 693820110 in the name of	)
DC Investments, Inc.,	)
All funds in JP Morgan Chase Bank	)
account number 634924849 in the name of	)
Fair Finance, Co.,	)
All funds in JP Morgan Chase Bank	)
account number 10069132 in the name of	)
Fair Financial Services, Inc.,	)
All funds in JP Morgan Chase Bank	)

account number 634924823 in the name of	)
Obsidian Enterprises,	)
All funds in JP Morgan Chase Bank	)
account number 634924831 in the name of	)
Obsidian Enterprises, Inc.,	)
All funds in JP Morgan Chase Bank	)
account number 693820102 in the name of	)
Obsidian Leasing, Inc.,	)
All funds in JP Morgan Chase Bank	)
account number 617138854 in the name of	)
Timothy Durham,	)
All funds in JP Morgan Chase Bank account	)
number 707646600 in the name of	)
Timothy Durham/TSD Business Acct,	)
All funds in Key Bank account number	)
359681229597 in the name of Fair Facility I, LLC,	)
All funds in Key Bank account number	)
359683000335 in the name of Fair Finance Co.,	)
All funds in Key Bank account number	)
359681140679 in the name of Fair Finance Co.,	)
All funds in Key Bank account number	)
359681140612 in the name of Fair Finance Co.,	)
All funds in Key Bank account number	)
359081114142 in the name of Fair Holdings, Inc.,	)
All funds in Key Bank account number	)
359681268983 in the name of Fair Holdings, Inc.,	)
All funds in Key Bank account number	)
359681268975 in the name of Fair Holdings, Inc.,	)
One 2008 BUGATTI VEYRON, Vehicle	)
Identification Number VF9SA25C18M795080,	)
)
Defendants.	)

COMPLAINT OF FORFEITURE IN REM

The United States of America, by counsel, Timothy M. Morrison, United States Attorney for the Southern District of Indiana, and Winfield D. Ong, Assistant United States Attorney, alleges on information and belief as follows:

NATURE OF THE ACTION

1.             This is a civil action seeking forfeiture of property that constitutes proceeds of wire fraud offenses committed in violation of Title 18, United States Code, Section 1343. This Court has jurisdiction under Title 28, United States Code, Sections 1345 (district courts have original jurisdiction of all civil actions commenced by the United States) and 1355 (district courts have original jurisdiction of any action for forfeiture, and action can be brought in district in which any of the acts giving rise to the forfeiture occurred).

JURISDICTION AND VENUE

2.             This Court has subject matter jurisdiction under Title 28, United States Code, Sections 1345 (district courts have original jurisdiction of all civil actions commenced by the United States) and 1355 (district courts have original jurisdiction of any action for forfeiture).

3.             This Court has in rem jurisdiction over the defendant property under Title 28, United States Code, Section 1355(b) (forfeiture action can be brought in district in which any of the acts giving rise to the forfeiture occurred), and Title 18, United States Code, Section 985(a) (all civil forfeitures of real property and interests in real property shall proceed as judicial forfeitures).

4.             This Court is the appropriate venue in this matter pursuant to Title 28, United States Code, Section 1395(a) in that the forfeiture accrued in the Southern District of Indiana.

DEFENDANTS

5.             The defendants are four pieces of real property, located at 1) 14353 East 113th Street, Fortville, Hamilton County, Indiana; 2) 301 South 1st Street, Lewisville, Henry County, Indiana; 3) 1326 Broad Street, New Castle, Henry County, Indiana; and 4) 1227 Sierra Alta Way,

Los Angeles, Los Angeles County, California, including all appurtenances, attachments, and improvements thereto, to which Timothy S. Durham currently holds title, and all funds in the following financial accounts:

•                                          All funds in First Merit Bank account number 50082345 in the name of Fair Finance, Co.,

•                                          All funds in First Merit Bank account number 5305000249 in the name of Fair Holding, Inc.,

•                                          All funds in JP Morgan Chase Bank account number 634924559 in the name of DC Investments, Inc.,

•                                          All funds in JP Morgan Chase Bank account number 693820110 in the name of DC Investments, Inc.,

•                                          All funds in JP Morgan Chase Bank account number 634924849 in the name of Fair Finance, Co.,

•                                          All funds in JP Morgan Chase Bank account number 10069132 in the name of Fair Financial Services, Inc.,

•                                          All funds in JP Morgan Chase Bank account number 634924823 in the name of Obsidian Enterprises,

•                                          All funds in JP Morgan Chase Bank account number 634924831 in the name of Obsidian Enterprises, Inc.,

•                                          All funds in JP Morgan Chase Bank account number 693820102 in the name of Obsidian Leasing, Inc.,

•                                          All funds in JP Morgan Chase Bank account number 617138854 in the name of Timothy Durham,

•                                          All funds in JP Morgan Chase Bank account number 707646600 in the name of Timothy Durham/TSD Business Acct.,

•                                          All funds in Key Bank account number 359681229597 in the name of Fair Facility I, LLC,

•                                          All funds in Key Bank account number 359683000335 in the name of Fair Finance Co.,

•                                          All funds in Key Bank account number 359681140679 in the name of Fair Finance Co.,

•                                          All funds in Key Bank account number 359681140612 in the name of Fair Finance Co.,

•                                          All funds in Key Bank account number 359081114142 in the name of Fair Holdings, Inc.,

•                                          All funds in Key Bank account number 359681268983 in the name of Fair Holdings, Inc.,

•                                          All funds in Key Bank account number 359681268975 in the name of Fair Holdings, Inc.,

•                                          One 2008 Bugatti Veyron, Vehicle Identification Number VF9SA25C18M795080

FACTS SUPPORTING FORFEITURE

6.     Timothy S. Durham, and his companies and associates, have been involved in a scheme to defraud numerous persons of money by convincing those persons to buy “investment certificates” (securities under the Securities Exchange Act of 1934, 15 U.S.C. § 78c(a)(10)), from Fair Finance , Co., an Ohio company, upon the representations that the money given to buy the investment certificates will be invested in low-risk, high yield, short term consumer debts, and the investors will receive high regular interest payments on their investments. In fact, that money was not invested in the types of investments represented to the investors. Instead, the money provided by victims of the scheme was used to make interest and redemption payments to earlier victims of the scheme, thereby lulling the earlier victims into believing that their money was being responsibly, and enticing new investors into the scheme in order to fund payments to the earlier investors.

7.             Timothy Durham is a resident of Fortville, Indiana and is Chief Executive Officer and Director of Fair Financial. Durham is a co-owner of Fair Financial with James Cochran. Durham is also an officer and director of Fair Holdings, Inc., the parent company of Fair Financial, which is a wholly-owned subsidiary of DC Investments, Inc. Durham is also the Chief Executive Officer of Obsidian Enterprise, Inc., and Obsidian Capital Co., Indianapolis, Indiana.

8.             James Cochran is a resident of McCordsville, Indiana, and is Chairman/Director of Fair Financial. Cochran is a co-owner of Fair Financial with Timothy Durham. Cochran is also an officer and director of Fair Holdings, Inc., the parent company of Fair Financial, which itself is a wholly-owned subsidiary of DC Investments, Inc.

9.             Fair Financial Services, a registered trade name of Fair Finance Company, was organized under the laws of Ohio and is headquartered in Akron, Ohio. Fair Financial has nine branches located in Akron, Canton, Cuyahoga Falls, Medina, Wooster, Wadsworth, Ashland, and Millersburg, Ohio.

10.           Durham’s principal residence and place of business are located in the Southern District of Indiana.

11.           Durham kept for his personal use a portion of the funds that were entrusted to him by the purchasers of the investment certificates contrary to the representations made to them.

12.           The defendant property constitutes, or was purchased with, or was commingled with, the proceeds of the fraud scheme by Timothy S. Durham.

13.           During the course of the fraud scheme perpetrated by Timothy Durham and his associates, Durham operated at least 2 holding companies and 19 operating subsidiaries, with approximately 77 individual bank accounts for these entities.

14.           As of June 30, 2009, the unaudited financial statements for one of Durham’s companies, named “Fair Financial” showed total assets of approximately $241 million, with loans to Durham and his various businesses totaling approximately $192 million.   The unaudited financial statements show a net operating loss for 2008 of approximately $1.7 million, and net income of $129,845 for the first six months of 2009.

15.           Federal Reserve Bank records show 6,400 FEDWIRE transactions between May 2004 and May 2009 for 21 companies under the control of Durham and Cochran. The FEDWIRE transactions also detail money transfers from Fair Finance to its parent company, Fair Holdings. In 907 separate FEDWIRE transactions during this time period, Fair Finance sent approximately $84.2 million to the First Indiana Bank account of Fair Holdings.

16.           Of the approximately $84.2 million sent to Fair Holdings by Fair Finance, Fair Holdings, in turn, wired money to nearly 50 individuals and businesses over a five year period. Among the more significant transactions noted, approximately $20 million, went to:

•              $6.9 million to U.S. Rubber Reclaiming, Inc. (subsidiary of Obsidian Enterprises),

•              $5.3 million to Speedster, Inc. (classic car replica manufacturer owned by Durham),

•              $1.8 million to Danzer Industries (former parent company of Obsidian Enterprises),

•                                          $1.4 million to RM Auctions, a classic car auctioneer. Durham is an avid car collector who, as of June, 2008, owned approximately 70 classic and exotic cars.

•              $1 million to Champion Trailer (former subsidiary of Obsidian Enterprises),

•              $804,000 to Playa Del Racing (IndyCar racing team controlled by Durham),

•              $730,000 to Pyramid Coach (former subsidiary of Obsidian Enterprises),

•              $690,000 to Evaco Acquisition Corp. dba Superline Trailers,

•              $495,000 to McDonald Investments (stock brokerage firm),

•              $155,000 to United Expressline Trailers (subsidiary of Obsidian Enterprises),

•              $277,000 to Car Collector Magazine (Durham owned company),

•              $30,000 to James Cochran personally (co-owner of Fair Financial)

•              $100,000 to Timothy Durham personally (co-owner of Fair Financial)

PERTINENT STATUTES

17.         Under Title 18, United States Code, Section 1343, it is unlawful for any person, having devised or intending to devise any scheme or artifice to defraud, or for obtaining money or property by means of false or fraudulent pretenses, representations, or promises, transmits or causes to be transmitted by means of wire, radio, or television communication in interstate or foreign commerce, any writings signs, signals, pictures, or sounds for the purpose of executing such scheme or artifice.

18.           Under Title 18, United States Code, Section 1956, it is unlawful for any person, knowing that the property involved in a financial transaction represents the proceeds of some form of unlawful activity, to conduct or attempt to conduct such financial transaction which in fact involves the proceeds of specified unlawful activity with the intent to promote the carrying on of specified unlawful activity, or with intent to evade or defeat payment of income taxes, or to conceal or disguise the nature, the location, the source, the ownership, or the control of the proceeds of specified unlawful activity.

19.           Wire fraud in violation of Title 18, United States Code, Section 1343 is “specified unlawful activity” for purposes of Title 18, United States Code, Section 1956.

20.           Under Title 18, United States Code, Section 981(a)(1)(A), any property, real or personal, involved in a transaction or attempted transaction in violation of Title 18, United States Code, Section 1956, or any property traceable to such property, is subject to forfeiture to the United States.

21.           Under Title 18, United States Code, Section 981 (a)(1)(C), any property, real or personal, which constitutes or is derived from proceeds traceable to a violation of Title 18, United States Code, Section 1343 or 1956, or a conspiracy to commit such offense, is subject to forfeiture to the United States.

PRAYER FOR RELIEF

22.           Based on the factual allegations set forth above, there is probable cause to believe that the defendant real property constitutes proceeds of wire fraud offense, and is property involved in money laundering offenses, and is therefore subject to forfeiture to the United States of America pursuant to Title 18, United States Code, Section 981(a)(1).

WHEREFORE, the United States of America prays that notice of this forfeiture action be posted on the defendant real property pursuant to Title 18, United States, Code, Section 985, that due notice be given to all parties to appear and show cause why the forfeiture should not be decreed; that judgment be entered declaring the defendant property be forfeited to the United States for disposition according to law; and that the United States be granted such other relief as this Court may deem just and proper.

Respectfully submitted,

TIMOTHY M. MORRISON United States Attorney

By:	/s/ Winfield D. Ong
Winfield D. Ong
Assistant united States Attorney

United States Attorney’s Office

10 W. Market St.

Suite 2100

Indianapolis, Indiana 46204

Telephone: (317) 226-6333

Facsimile: (317) 226-6125

VERIFICATION

STATE OF INDIANA	)
) SS:
COUNTY OF MARION	)

I, Dennis W. Halliden, being first duly sworn upon my oath depose and say that I am a Special Agent of the Federal Bureau of Investigation, that I make this Affidavit for and on behalf of the United States of America; and that the allegations in the foregoing Complaint for Forfeiture In Rem are true to the best of my knowledge and belief.

/s/ Dennis W. Halliden
Dennis W. Halliden, Special Agent
Federal Bureau of Investigation

STATE OF INDIANA	)
) SS:
COUNTY OF MARION	)

Subscribed and sworn to before me, a Notary Public, this 24 day of November, 2009.

/s/ Joseph G. Fetters
Joseph G. Fetters
Notary Public

My Commission Expires: February 24, 2015

County of Residence: MARION